UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE SINGAPORE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Singapore Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302-3051
(201) 915-3054

June 27, 2011

Dear Stockholders:

The Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held on Thursday, August 4, 2011, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 10:30 a.m., New York time. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card are enclosed. The Notice and Proxy Statement regarding the Meeting are also available over the internet at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14193.

At the Annual Meeting, the Fund's stockholders will elect three Directors of the Fund.

Also at the Meeting, the Fund's stockholders will be asked to consider and vote on a proposal to approve a new investment management agreement (the "Proposed Agreement") between the Fund and Aberdeen Asset Management Asia Limited ("Aberdeen"). In addition, the stockholders who are present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

As discussed in more detail in the enclosed Proxy Statement, the Board of Directors of the Fund, after deliberations over the past several months, has approved the Proposed Agreement between the Fund and Aberdeen. The Board of Directors' deliberations were prompted by the announcement on December 6, 2010 of a pending transaction (the "DBS Transaction"), which, as described in the accompanying Proxy Statement, will result in a "change in control" of DBS Asset Management (United States) Pte. Ltd. ("DBSAM"), the Fund's current investment manager, and cause the existing investment management agreement between the Fund and DBSAM to terminate automatically in accordance with its terms. The DBS Transaction is expected to be concluded in the third fiscal quarter of 2011. The Fund is not a party to the DBS Transaction and the Fund's stockholders are not being asked to vote on the DBS Transaction.

In anticipation of the conclusion of the DBS Transaction, the independent directors of the Fund met on several occasions to consider continued retention of DBSAM as the Fund's investment manager and other potential investment managers. On April 28, 2011, after considering alternatives and conducting an analysis of the capabilities and credentials of Aberdeen, the Fund's Board of Directors approved the Proposed Agreement between the Fund and Aberdeen, subject to stockholder approval. Accordingly, you are being asked to approve the Proposed Agreement with Aberdeen. Some important facts to note about the DBS Transaction and the Proposed Agreement are:

•  The Proposed Agreement will not have any effect on the number of Fund shares you own or the value of those Fund shares.

•  The current contractual management fee rates will not increase under the Proposed Agreement; however, on June 2, 2011, the Investment Advisory Agreement between the Fund and Daiwa SB Investments (Singapore) Ltd. ("Daiwa SB"), the Fund's Investment Adviser was terminated, allowing the Fund to eliminate the fees it had been paying to Daiwa SB.

The Proposed Agreement is not expected to result in any changes in the investment approach of the Fund.

If you will not be able to attend the Annual Meeting in person, please take the time now to review the accompanying materials and vote your shares by proxy. Your vote is important.

The independent directors have unanimously recommended that the stockholders vote in favor of the nominees for election as directors of the Fund and in favor of approving the Proposed Agreement.

Respectfully,

Martin J. Gruber

Independent Director of The Singapore Fund, Inc.

STOCKHOLDERS ARE STRONGLY URGED TO VOTE THEIR SHARES OVER THE INTERNET OR VIA THE TOLL-FREE TELEPHONE NUMBER, AS DESCRIBED IN THE ACCOMPANYING MATERIALS. AS AN ALTERNATIVE, PLEASE PROMPTLY SIGN AND MAIL THE ENCLOSED COPY OF PROXY CARD IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Singapore Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
AUGUST 4, 2011

To the Stockholders of
The Singapore Fund, Inc.,

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, August 4, 2011, at 10:30 a.m., New York time for the following purposes:

1.  To elect three Directors of the Fund.

2.  To approve an investment management agreement between the Fund and Aberdeen Asset Management Asia Limited.

3.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

On or about June 27, 2011, the Fund mailed stockholders a paper copy of the Proxy Statement as well as a proxy card (the "Proxy Materials"), which you may complete, sign and return by mail. A notice containing instructions on how to access the Proxy Materials via the internet (the "Notice of Internet Availability of Proxy Materials") was also included in the Fund's mailing to stockholders. The Proxy Materials also provide you with instructions on how to cast your vote via the internet and a telephone number you may call to cast your vote. As of the date of mailing of the Proxy Materials, all stockholders have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials.

The Fund's Board of Directors has fixed the close of business on June 15, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to vote over the internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. Your vote is important. The proxy is being solicited by the Fund's Board of Directors.

By order of the Board of Directors,

/s/ John J. O'Keefe

John J. O'Keefe

Secretary

June 27, 2011

The Singapore Fund, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of issues relevant to the proposals.

Q:  WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO VOTE ON?

A:  Stockholders are being asked to vote to (i) elect three Directors of The Singapore Fund, Inc. (the "Fund") under Proposal 1 and (ii) approve an investment management agreement (the "Proposed Agreement") between the Fund and Aberdeen Asset Management Asia Limited ("Aberdeen") under Proposal 2. The Board of Directors of the Fund (the "Board") recommends the approval of Proposals 1 and 2.

Q:  WHY IS ABERDEEN PROPOSED TO BE THE FUND'S INVESTMENT MANAGER?

A:  As discussed in more detail in the enclosed Proxy Statement, the Board of Directors of the Fund, after deliberations over the past several months, has approved the Proposed Agreement between the Fund and Aberdeen. The Board of Directors' deliberations were prompted by the announcement on December 6, 2010 of a pending transaction (the "DBS Transaction"), which, as described in the accompanying Proxy Statement, will result in a "change in control" of DBS Asset Management (United States) Pte. Ltd. ("DBSAM") and cause the existing investment management agreement between the Fund and DBSAM to automatically terminate in accordance with its terms. After reviewing information regarding several potential investment managers, including DBSAM and Aberdeen, the Board of Directors has determined that it is in the best interest of the Fund to retain Aberdeen to provide investment management services to the Fund.

Q:  HOW WILL THIS AFFECT ME AS A FUND STOCKHOLDER?

A:  The Proposed Agreement will not affect the amount of shares you own or the investment management fees charged to the Fund. Furthermore, the Investment Advisory Agreement between the Fund and Daiwa SB Investments (Singapore) Ltd. ("Daiwa SB"), the Fund's Investment Adviser, was terminated effective June 2, 2011, allowing the Fund to eliminate the fees it had been paying to Daiwa SB. This means that the total fees paid by the Fund for investment management and advisory services if the stockholders approve the Proposed Agreement will be lower than the total fees paid by the Fund prior to June 2, 2011.

Q:  HOW DOES THE PROPOSED AGREEMENT DIFFER FROM THE EXISTING AGREEMENT?

A:  The terms of the Proposed Agreement are substantially the same as those under the current arrangements. Again, there is no change in the fees to be paid to Aberdeen under the Proposed Agreement from the fees currently paid to DBSAM.

Q:  WILL THE FUND'S OTHER SERVICE PROVIDERS REMAIN THE SAME?

A:  Currently, there is no plan to change any of the Fund's other service providers, including its auditor, administrator, custodian, transfer agent or legal counsel; however, the Board intends to conduct a review of the service providers.

Q:  WHO IS ELIGIBLE TO VOTE?

A:  Stockholders of record of the Fund as of the close of business on the record date (June 15, 2011) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on the proposal presented at the Meeting or any adjournment thereof.

Q:  WHAT VOTE IS REQUIRED?

A:  The election of each nominee as a Director of the Fund under Proposal 1 will require the affirmative vote of a majority of the votes cast at the Meeting. Approval of the Proposed Agreement under Proposal 2 requires the vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present in person or by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares.

Q:  HOW CAN A QUORUM BE ESTABLISHED?

A:  A majority of the Fund's outstanding shares as of the record date, present in person or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on Proposal 2, are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of Proposal 2, they have the effect of counting as a vote AGAINST Proposal 2. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal 2 are not received on behalf of the Fund, or if other matters arise requiring stockholder attention, persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

Q:  WHAT WILL HAPPEN IF STOCKHOLDERS DO NOT APPROVE THE PROPOSED AGREEMENT?

A:  The Board has approved an interim investment management agreement with DBSAM (the "Interim Agreement") that will take effect upon the conclusion of the DBS Transaction if stockholders of the Fund have not approved the Proposed Agreement. The Interim Agreement will terminate 150 days from the conclusion of the DBS Transaction and the Board will consider other alternatives and will make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other investment managers, subject to approval by the Fund's stockholders, or the liquidation of the Fund.

Q:  WHO IS THE ALTMAN GROUP, INC.?

A:  The Altman Group, Inc. is a third party proxy solicitation agent that the Fund has engaged to contact stockholders and record proxy votes. In order to hold a stockholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q:  WHO IS PAYING FOR THIS PROXY MAILING AND FOR THE OTHER EXPENSES AND SOLICITATION COSTS ASSOCIATED WITH THIS STOCKHOLDER MEETING?

A:  The expenses connected with the solicitation of these proxies will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Q:  HOW CAN I VOTE?

A:  To vote, you may use any of the following methods:

  •  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

  •  By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

  •  By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

  Stockholders can also vote in person at the meeting.

Q:  HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:  The Board recommends that you vote "FOR" Proposals 1 and 2.

Q:  WILL MY VOTE MAKE A DIFFERENCE?

A:  Yes. Your vote is needed to ensure that the proposals are approved. Your immediate response will help save on the costs and inconvenience of further solicitations for a stockholder vote. We encourage you to participate in the governance of the Fund.

Q:  WHO SHOULD I CONTACT FOR ADDITIONAL INFORMATION OR IF I HAVE ANY QUESTIONS ABOUT THE ENCLOSED PROXY STATEMENT?

A:  Please contact the Fund's proxy soliciting agent at (800) 591-8254.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The Singapore Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of THE SINGAPORE FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Thursday, August 4, 2011, at 10:30 a.m., New York time and at any adjournments thereof.

This Proxy Statement, enclosed proxy card and postage prepaid envelope in which to return your proxy card are first being mailed to stockholders on or about June 27, 2011. The enclosed Notice of Internet Availability of Proxy Materials will instruct how you may access and review the important information contained in the proxy materials on the internet as well as how you may submit your proxy card via the internet. You may also vote your shares via touchtone telephone by dialing 1-800-PROXIES (please call 1-718-921-8500 for calls from outside the United States). Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, for Proposals 1 and 2. Abstentions will have no effect on Proposal 1 and the effect of a vote AGAINST Proposal 2. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting and will also have the effect of a vote AGAINST Proposal 2.

The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund at the Fund's principal executive offices, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, attention: Shareholder Relations, or by calling collect at (201) 915-3054.

The Board of Directors of the Fund has fixed the close of business on June 15, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 9,968,414 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their best judgment.

It is essential that stockholders vote their shares over the internet, by telephone or by completing, dating, signing and returning the enclosed paper proxy card using the enclosed envelope. Stockholders are able to vote their shares over the internet at www.proxyvote.com. The internet procedures are designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders will also be able to obtain the toll free number to vote their shares via touchtone telephone after viewing the proxy materials over the internet at https://secure.amstock.com/voteproxy/login2.asp.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 1 AND 2.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees listed below as Directors of the Fund:

(i)  Martin J. Gruber as Class II Director for a term expiring in 2014;

(ii)  Richard J. Herring as Class II Director for a term expiring in 2014; and

(iii)  Moritz A. Sell as Class III Director for a term expiring in 2012.

The terms of all nominees for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the years stated above or the date that their successors are elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Fund's Board of Directors to replace any such nominee.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that either of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend.

The election of each nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the record date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of Proposal 1, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Information Concerning Directors and Nominees

The following table sets forth information concerning each of the nominees as a Director of the Fund, as well as the other current Directors of the Fund. None of the Director nominees or other current Directors of the Fund are deemed by the Fund's counsel to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Austin C. Dowling (79) 672 Medford Leas Medford, NJ 08055	Retired. Director, Office of Finance, Federal Home Loan Bank System, from 1984 to 1991; President, The Financing Corporation, from 1987 to 1991; President, The Resolution Funding Corporation, from 1989 to 1991.	2000	$1-10,000	$10,001-50,000	3	None.
Martin J. Gruber (73)† 229 South Irving Street Ridgewood, NJ 07450	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, Leonard N. Stern School of Business, New York University, from 1965 to 2010.	2000	$10,001- 50,000	Over $100,000	3	Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Trustee, National Bureau of Economic Research, since August 2005.

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
David G. Harmer (67) 10911 Ashurst Way Highlands Ranch, CO 80130	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005.	1996	$10,001-50,000	$10,001-50,000	3	None.
Richard J. Herring (64)† 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	2007	$10,001-50,000	$50,001-100,000	3	Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)		Other Directorships During Past Five Years
Rahn K. Porter (56) 944 E. Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007.	2007	$10,001-50,000	$10,001-50,000	3		Director, Qwest Asset Management Company, since 2006; Director, BlackRidge Financial, Inc., since March 2005.
Moritz A. Sell (43)† 1 Crown Court Cheapside London EC2V 6LR	Director and market strategist, Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), since October 1996.	2011	$10,001-50,000	$10,001-50,000	1	(4)	Director, Aberdeen Australia Equity Fund, since 2004; member of Audit Committee, Aberdeen Australia Equity Fund since June 2011; director, France Growth Fund, from April 2000 to May 2004.

(1)  Each director serves for a three year term. Upon the unanimous recommendation of the Nominating and Compensation Committee, Mr. Sell was elected by the Fund's Board of Directors to replace Masaaki Goto as a Class III Director on June 2, 2011. If elected by the Fund's stockholders, Mr. Sell will continue to serve for a term expiring on the date on which Directors are elected at the 2012 Annual Meeting of Stockholders of the Fund or the date that his successor is elected and qualified.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of June 20, 2011. "Family of Investment Companies" includes the Fund and other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd, Daiwa SB Investments (Singapore) Ltd. or their respective affiliates who hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  "Fund Complex" includes the Fund and other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd. or their respective affiliates.

(4)  Mr. Sell is not a Director of any other portfolio currently in the same "Fund Complex" as the Fund. However, Mr. Sell serves as a Director of Aberdeen Australia Equity Fund, Inc., which will be considered part of the same "Fund Complex" as the Fund if the Fund enters into an Investment Management Agreement with Aberdeen Asset Management Asia Limited following stockholder approval of Proposal 2 described below.

†  Nominees for Director.

The Board of Directors believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the investment manager, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all of the Fund's stockholders. A Director's ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic positions; experience from service as a Director, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director of the Fund that support the conclusion that each person should serve as a Director.

Austin C. Dowling has served as a Director, Audit Committee member and Nominating and Corporate Governance Committee member since 2000. His relevant experience includes being a director and officer of various government-sponsored financial institutions.

Martin J. Gruber has served as a Director, Audit Committee member and Nominating and Corporate Governance Committee member since 2000. His relevant experience includes various academic positions, including his current appointment as Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, with research focuses in portfolio theory and management and fund structure and performance. Mr. Gruber also received a PhD in Finance and Economics from Columbia University in 1966.

David G. Harmer has served as a Director, Audit Committee member and Nominating and Corporate Governance Committee member since 1996. His relevant experience includes being a chairman, president, chief financial officer, corporate controller and director of various private, non-private and governmental entities.

Richard J. Herring has served as a Director, Audit Committee member and Nominating and Corporate Governance Committee member since 2007. His relevant experience includes various academic positions, including his current appointment as Jacob Safra Professor of International Banking and Professor, Finance Department at The Wharton School, University of Pennsylvania, with research focuses in international banking and finance. Mr. Herring also received a PhD from Princeton University.

Rahn K. Porter has served as a Director, Chairman of the Audit Committee and Nominating and Corporate Governance Committee member since 2007. His relevant experience includes being a vice president and treasurer of a public telecommunications company and serving as a director of a commercial banking organization.

Moritz A. Sell has served as a Director, Audit Committee member and as Chairman since June 2011. His relevant experience includes being a director and marketing strategist for a European financial institution and serving as a director of various other country-focused closed-end funds.

Based on the information furnished by each of the Directors as of June 20, 2011, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of the Fund as of such date.

The Fund's Board of Directors held four regular meetings and one special meeting during its fiscal year ended October 31, 2010. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, each Director attended the meeting.

The Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.daiwast.com. The current members of the Fund's Audit Committee are Messrs. Dowling, Gruber, Harmer, Herring, Porter and Sell.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 23 through 24 of this Proxy Statement.

The Fund's Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Dowling, Gruber, Harmer, Herring and Porter. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board of Directors will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment adviser and investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment adviser and investment manager, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. In addition, Daiwa Securities Trust Company ("DSTC") prepares an operations memorandum for the Fund which is distributed to the Board prior to each quarterly meeting. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

John J. O'Keefe (age 52) has been Vice President and Treasurer of the Fund since June 2000, Secretary of the Fund since March 2011 and Vice President of the Fund Accounting Department of DSTC since June 2000. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Anthony Cambria (age 56) has been the Chief Compliance Officer of the Fund since September 2004 and Director and Executive Vice President of DSTC since 1999. Mr. Cambria's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Leonard B. Mackey, Jr. (age 60) has been Assistant Secretary of the Fund since September 2004 and has been a consultant since 2007 and was a partner in the law firm of Clifford Chance US LLP from 1983 to 2007. Mr. Mackey's address is 31 West 52nd Street, New York, New York 10019.

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager or investment adviser was $57,000 and $53,250 during the fiscal years ended October 31, 2010 and 2009, respectively. Each such non-affiliated Director currently receives fees, paid by the Fund, of $750 for each Directors' meeting attended in person or by telephone, $575 for each audit committee meeting attended in person or by telephone and an annual fee of $6,500.

The officers of the Fund did not receive any compensation from the Fund. Masaaki Goto, who resigned from the Fund's Board of Directors on June 2, 2011, was the Fund's only interested Director and did not receive any compensation from the Fund. As of June 2, 2011, all of the Fund's Directors are independent. DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives administration and custodian fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director of the Fund by the Fund and by other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd. ("DBSAM"), Daiwa SB Investments (Singapore) Ltd. ("Daiwa SB") or their respective affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund	Total Compensation From the Fund and Fund Complex Paid to Directors
Interested Directors
Masaaki Goto(1)	0	0
Independent Directors
Austin C. Dowling	$11,400	$30,425
Martin J. Gruber	11,400	31,075
David G. Harmer	11,400	31,075
Richard J. Herring	11,400	30,600
Rahn K. Porter	11,400	31,075
Moritz A. Sell(2)	0	0

(1)  "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Goto was deemed an interested person of the Fund because of his affiliation with Daiwa Securities Group Inc., an affiliate of the Fund's former investment adviser, Daiwa SB. Mr. Goto resigned as a Director of the Fund on June 2, 2011.

(2)  Mr. Sell was elected as a Director of the Fund on June 2, 2011 and accordingly did not receive any compensation from the Fund during its most recent fiscal year. For the fiscal year ending October 31, 2011, Mr. Sell will receive a pro rated portion of the annual fee paid to the Fund's Directors and will be paid for any meetings he attends.

Proposal 2: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND ABERDEEN ASSET MANAGEMENT ASIA LIMITED

Background

After deliberations over the past several months, the Fund's Board, including all of the directors who are not "interested persons" (as defined under the 1940 Act) of the Fund (the "Independent Directors"), has approved a new investment management agreement (the "Proposed Agreement") between the Fund and Aberdeen Asset Management Asia Limited ("Aberdeen"), a corporation organized under the laws of the Republic of Singapore and an investment adviser registered with the Securities and Exchange Commission (the "Commission") under the Investment Advisers Act of 1940, as amended. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC").

DBSAM has provided investment management services to the Fund since the Fund's inception in 1990 pursuant to an investment management agreement (the "Existing Agreement") between DBSAM and the Fund. DBSAM is wholly owned by DBS Asset Management Ltd. ("DBS Parent"), which in turn is wholly owned by DBS Bank Ltd. On December 6, 2010, DBS Bank Ltd. entered into an agreement with The Sumitomo Trust & Banking Co., Ltd. pursuant to which DBS Parent would be combined with Sumitomo's asset management unit, Nikko Asset Management Co., Ltd. ("Nikko AM"). The conclusion of that transaction (which we refer to in these materials as the "DBS Transaction") is expected to occur in the third fiscal quarter of 2011. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Existing Agreement provides for its automatic termination in the event of its assignment. The consummation of the DBS Transaction will result in a change of control of DBSAM and constitute an "assignment" (as that term is defined under the 1940 Act) of the Existing Agreement, thus having the effect of automatically terminating the Existing Agreement upon the conclusion of the DBS Transaction.

In anticipation of the conclusion of the DBS Transaction and the termination of the Existing Agreement, the Fund's Board met on several occasions, including several executive sessions of only the Independent Directors, and considered various alternative investment management arrangements for the Fund following the DBS Transaction. On April 28, 2011, after conducting an analysis of the capabilities and credentials of Aberdeen, DBSAM, Nikko AM and other potential candidates, the Fund's Board, including all of the Independent Directors, approved the Proposed Agreement between the Fund and Aberdeen to replace the Existing Agreement, subject to stockholder approval. In this Proposal 2, you are being asked to approve the Proposed Agreement.

In connection with the Board's annual review of the Existing Agreement, on June 2, 2011, the Board voted to renew the Existing Agreement on a limited basis through August 31, 2011. Accordingly, the Existing Agreement will terminate (and, if approved by the Fund's stockholders, the term of the Proposed Agreement will commence) on the earlier to occur of (i) the conclusion of the DBS Transaction and (ii) August 31, 2011. The Existing Agreement with DBSAM will also terminate automatically upon the conclusion of the DBS Transaction, which may occur prior to the Fund's Annual Meeting of Stockholders. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder, the Board, including the Independent Directors, approved an interim investment management agreement between the Fund and DBSAM (the "Interim Agreement") to ensure the continuation of investment management services to the Fund until the stockholders of the Fund approve the Proposed Agreement with Aberdeen. As required by the 1940 Act, the Interim Agreement has a duration of no greater than 150 days following the conclusion of the DBS Transaction. If stockholder approval of the Proposed Agreement is obtained after the conclusion of the DBS Transaction, then the Interim Agreement will be in effect until 10 days following written notice from the Fund to DBSAM of the termination of the Interim Agreement at which time the Proposed Agreement will go into effect. Except for its limited duration and compensation provisions as required under the 1940 Act, the terms of the Interim Agreement are virtually identical to those of the Existing Agreement.

The fees paid to Aberdeen under the Proposed Agreement that you are being asked to approve, are identical to the fees paid to DBSAM under the Existing Agreement. In connection with the Board's approval of the Proposed Agreement, the Board determined that it was in the best interests of the Fund and its stockholders not to continue the Investment Advisory Agreement (the "Daiwa Agreement") between the Fund and Daiwa SB, beyond June 2, 2011, allowing the Fund to eliminate the fees it had been paying to Daiwa SB, which totaled $514,705 during the 12 months ended October 31, 2010.

The Board, including all of the Independent Directors, has determined that the termination of the Existing Agreement with DBSAM and the Daiwa Agreement and the retention of Aberdeen as the Fund's investment manager are in the best interests of the Fund and its stockholders. If stockholders of the Fund do not approve the Proposed Agreement, the Board will consider other alternatives, which may include seeking another investment manager or the liquidation of the Fund.

Board Considerations

The Board, including the Independent Directors, approved the Proposed Agreement at a Board meeting on April 28, 2011. The Board determined that the terms of the Proposed Agreement are fair and reasonable and that the Proposed Agreement is in the best interests of the Fund. The Board believes that the scope and quality of services to be provided to the Fund under the Proposed Agreement will be at least equivalent to the scope and quality of services provided under the Existing Agreement. To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

On December 6, 2010, the Board was informed about the DBS Transaction, including that the DBS Transaction would constitute a change of control of DBSAM and would result in the "assignment" and termination of the Existing Agreement pursuant to its terms and in accordance with Section 15 of the 1940 Act. At a series of in-person and telephonic meetings over the course of the following months, the Board considered information regarding the DBS Transaction, its potential effect on services to the Fund and other information necessary to permit the Board to evaluate the continued retention of DBSAM as the Fund's investment manager. The Board also began to evaluate other potential investment managers.

Following a preliminary review of data comparing DBSAM's performance to the performance of its peers, the Board asked DBSAM, Nikko AM and Daiwa SB to provide a proposal for the Fund's advisory and management arrangements following the DBS Transaction. Following inquiries received by the Fund from Aberdeen, the Fund also requested that Aberdeen provide the Board with information about potential investment management services it could offer the Fund.

In March 2011, the Board reviewed a joint proposal submitted by DBSAM, Nikko AM and Daiwa SB (the "Joint Proposal") that contemplated the Fund entering into a new investment management agreement with DBSAM following the DBS Transaction, while terminating the Investment Advisory Agreement with Daiwa SB. The Board also held a telephonic meeting with representatives of Aberdeen and reviewed materials submitted by Aberdeen providing an overview of Aberdeen's credentials in the United States (particularly with regards to Aberdeen's experience managing closed-end funds registered in the United States) and Asia and comparative data showing the performance of the Fund as compared to the performance of comparable funds managed by investment managers affiliated with Aberdeen. During this time, the Board independently compiled and reviewed the one-, three-, five- and ten- year total return performance of the Fund as compared to the total return performance during the same periods of other funds ("Peer Funds") that invest a significant portion of their assets in the Singapore market and are managed by other potential investment managers, including Aberdeen. The Board also compared the Fund's expense ratio, total assets and net assets in Singapore with those of Peer Funds.

At the end of March 2011, the Board concluded that the comparative data provided to it showed that the Fund had performed consistently with or better than its Peer Funds while being managed by DBSAM and supported a decision to continue the Fund's investment management arrangement with DBSAM following the DBS Transaction and approved the Joint Proposal, subject to gauging the reaction of the Fund's stockholders. Accordingly, the Fund issued a press release announcing the Board's approval of the Joint Proposal and indicating that the Fund's stockholders would be asked to approve a new investment management agreement with DBSAM at the Fund's Annual Meeting of Stockholders.

Following this press release, the Board received an indication that certain of the Fund's stockholders were not inclined to approve a new management agreement with DBSAM. In particular, the Board received information from certain stockholders confirming the view of those stockholders that the Fund's performance had suffered while under DBSAM's management. In reaction to this feedback, in April 2011, the Board compiled additional comparative Peer Fund data and undertook a more refined analysis to reevaluate alternative potential investment managers. In particular, the Board reviewed comparisons showing the performance of the Fund and Peer Funds against multiple benchmarks and on both a U.S. dollar and Singapore dollar basis. Based on this additional data, the Board concluded that a Singapore fund managed by Aberdeen had consistently outperformed the Fund and other Peer Funds. Accordingly, the Board requested a formal proposal from Aberdeen for advisory and management arrangements.

On April 28, 2011, the Independent Directors had an in person meeting with Aberdeen at which time Aberdeen presented an in-depth presentation on their asset management capabilities and experience. The Independent Directors also considered a draft of the Proposed Agreement at this meeting. The Independent Directors asked, and Aberdeen answered, a number of questions. Following the in-person meeting with Aberdeen, the Board considered the Proposed Agreement in executive session at which session no representatives of Aberdeen, DBSAM, Nikko AM or Daiwa SB, were present. Following the executive session, a formal meeting of the entire Board was convened at which time the Board approved the Proposed Agreement.

In reviewing the Proposed Agreement, the Board, including the Independent Directors, considered the nature, quality and extent of services to be provided by Aberdeen under the Agreement. The Board reviewed the qualifications of the portfolio management team and other key personnel of Aberdeen and determined that they are each qualified to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by Aberdeen and its personnel. The Board also considered the representations of Aberdeen that the Fund and its stockholders would benefit from Aberdeen's extensive presence in Asia, with a hub in Singapore, as well as its core focus on regional and single-country investment vehicles. In light of the information presented and the considerations made at the various Board meetings, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Aberdeen under the Proposed Agreement are expected to be in the best interest of the Fund and its stockholders.

The Board also considered the management fees payable under the Proposed Agreement. After negotiations between the Board and Aberdeen, Aberdeen agreed to charge the Fund management fees under the Proposed Agreement that were the same as the fees payable under the Existing Agreement and the Joint Proposal. The Board also reviewed the level of investment management fees proposed by Aberdeen relative to the fees charged to all other U.S. registered closed-end funds managed by Aberdeen or its affiliates ("Other Aberdeen Funds") and fees charged by Aberdeen to other clients with assets invested in Singapore. The Board also reviewed the fees paid by comparable funds to other investment managers in the Singapore marketplace. The Board reviewed not only the investment management fees, but other fees and expenses of the Fund and the Fund's total expense ratio under the Existing Agreement and the Proposed Agreement. The Board also considered the Fund's expense ratio as compared to the expense ratios of Other Aberdeen Funds and other comparable funds. The Board determined that the breakpoint in the Proposed Agreement (providing for a lower fee rate for average weekly assets of the Fund in excess of $50 million) effectively addresses any potential economies of scale given the Fund's current asset levels. Based on the information presented on the fees under the Proposed Agreement, the Board concluded that the investment management fees to be charged by Aberdeen were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Aberdeen and supported a decision to approve the Proposed Agreement.

The Board discussed whether Aberdeen was financially sound and had the resources necessary to fulfill its obligations under the Proposed Agreement. The Board determined that the analysis of Aberdeen's financial soundness and financial capability supported a decision to approve the Proposed Agreement.

In light of the information considered at the various Board meetings and the conclusions reached, the Board, including the Independent Directors, determined that the terms of the Proposed Agreement are fair and reasonable and that the approval of the Proposed Agreement, and the approval of Aberdeen as the Fund's investment manager, is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Accordingly, the Board recommends that the Fund's stockholders vote to approve the Proposed Agreement.

The Existing Agreement

The Existing Agreement is dated July 23, 1990 and was approved on July 20, 1990 by Daiwa Securities America, Inc., the Fund's initial stockholder. The continuation of the Existing Agreement has been approved annually by the Board since 1992.

Summary of the Existing and Proposed Agreements

A copy of the Proposed Agreement is attached hereto as Annex A. Below is a brief comparison of certain terms of the Existing Agreement to the corresponding terms of the Proposed Agreement. Most of the terms of the Proposed Agreement, including fees payable to Aberdeen by the Fund thereunder, are substantially the same in all material respects to the terms of the Existing Agreement; however the Proposed Agreement includes a new effective date.

Investment Management Services. The Proposed Agreement provides for Aberdeen to provide substantially the same investment management services as provided under the Existing Agreement. Aberdeen's duties under the Proposed Agreement include managing the Fund's investments, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Board, and making investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

Fees. As was the case under the Existing Agreement, as compensation for its management and administrative services, Aberdeen will receive a monthly fee from the Fund under the Proposed Agreement. The Existing Agreement provides for a fee calculated at an annual rate of 0.80% of the Fund's average weekly net assets up to U.S. $50 million and at an annual rate of 0.66% of the Fund's average weekly net assets in excess of U.S. $50 million. The fee under the Proposed Agreement would be calculated at an annual rate of 0.80% of the Fund's average weekly managed assets for the first $50 million of average weekly managed assets and 0.66% for average weekly Managed Assets in excess of $50 million. For purposes of this calculation, "managed assets" means the total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. The Fund paid an aggregate amount of $1,010,898 in investment management fees to DBSAM under the Existing Agreement during the 12 months ended October 31, 2010. The Fund would have paid an aggregate amount of $1,010,898 during the 12 months ended October 31, 2010 had the Proposed Agreement been in effect.

Termination of Investment Advisory Agreement. The Board determined that it was in the best interests of the Fund and its stockholders not to continue the Daiwa Agreement beyond June 2, 2011, allowing the Fund to eliminate the fees it had been paying to Daiwa SB. The Fund paid an aggregate amount of $514,705 in investment advisory fees to Daiwa SB under the Daiwa Agreement during the 12 months ended October 31, 2010.

Payment of Expenses. As was the case under the Existing Agreement, the Proposed Agreement requires that Aberdeen bear all expenses of its employees (except for travel expenses incurred by employees of Aberdeen or its affiliates relating to attendance at meetings of the Board or the Fund's stockholders) and overhead incurred by Aberdeen in connection with its duties under the Proposed Agreement. Aberdeen will also pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the 1940 Act) of Aberdeen or its affiliates. Under both the Existing and Proposed Agreements, the Fund bears all of its own expenses, including compensation of the directors of the Fund (other than those affiliated with Aberdeen) and any other expenses incurred by the Fund in connection with meetings of the Board; interest expense, taxes and other governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the offering of any securities issued by the Fund (including expenses of registering and qualifying the Fund's securities with the Commission and in various states and foreign jurisdictions); auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; listing expenses; and the expenses of stockholders' meetings and of the preparation and distribution of proxies and reports to the Fund's stockholders.

Non-Exclusivity of Services. As was the case for DBSAM under the Existing Agreement, under the Proposed Agreement, Aberdeen and its affiliates are permitted to provide similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Aberdeen desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among Aberdeen's clients, including the Fund, in a manner that is fair and equitable in Aberdeen's judgment in the exercise of its fiduciary obligations to the Fund and to such other clients.

Limitation of Liability. As was the case under the Existing Agreement, the Proposed Agreement provides that Aberdeen will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Proposed Agreement relates, except for a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by Aberdeen of its obligations and duties under, the Proposed Agreement.

Term and Continuance. The Existing Agreement had an initial term of two years and the Proposed Agreement has an initial term of one year. As was the case under the Existing Agreement, the Proposed Agreement may be continued after the initial for successive one-year periods if such continuance is specifically approved by the Board at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. As described above, the Board determined to continue the Existing Agreement for a limited term until August 31, 2011.

Termination. Each of the Existing Agreement and the Proposed Agreement provide that it will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder). As was the case under the Existing Agreement, the Proposed Agreement may be terminated at any time without the payment of any penalty by a vote of a majority of the Fund's Board or a majority of the outstanding voting securities upon at least 60 days' written notice to Aberdeen. While the Existing Agreement may be terminated by DBSAM upon 60 days written notice to the Fund, Aberdeen is required to give at least 90 days written notice of termination of the Proposed Agreement.

Additional Information about the Fund and Aberdeen

None of the Fund's officers or directors is an officer, employee, director, general partner or stockholder of Aberdeen or owns securities or has any other material direct or indirect interest in Aberdeen or any other person controlling, controlled by or under common control with Aberdeen. A list of the principal executive officer and directors of Aberdeen, their positions with Aberdeen and their principal occupations are set forth below.

Name of Officer	Position with Aberdeen	Principal Occupation
Hugh Young	Managing Director	Global Head of Equities
Martin Gilbert	Director	Chief Executive Officer (Aberdeen PLC)
Yoon-Chou Chong	Director	Investment Director
Corinne Cheok	Director	Head of Distribution, Asia Pacific
Hon-Yu Low	Director	Director, Finance and Operations
Patrick Corfe	Director	Marketing Director
Nicholas Hadow	Director	Director, Business Development
Donald Amstad	Director	Director, Business Development
Anthony Michael	Director	Head of Fixed Income, Asia Pacific

The principal office of Aberdeen and the business address of each officer and director listed above is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The principal office of Aberdeen PLC is located at 10 Queen's Terrace, Aberdeen, United Kingdom AB10 1YG.

Quorum and Required Vote

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, on behalf of the Fund, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular mater) as present for purposes of determining a quorum.

Approval of the Proposed Agreement requires the vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund entitled to vote present in person or by proxy at the Meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy; or (2) more than 50% of the outstanding shares entitled to vote. Abstentions and broker non-votes will have the effect of votes AGAINST Proposal 2.

Discount Management Policy and One-Time Tender Offer

In connection with the Board's approval of the Proposed Agreement, on June 2, 2011, the Board approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund's shares trade on the New York Stock Exchange at an average discount from their net asset value ("NAV") of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund's discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund's distribution policy and corporate actions or other measures which the Board of Directors may reasonably believe can assist in reducing the Fund's discount to NAV. The particular policy measures applied will be at the discretion of the Board of Directors and will depend on the prevailing circumstances. The Board believes that, given Aberdeen's experience with similar policies implemented by other funds it manages, stockholder approval of the Proposed Agreement with Aberdeen is essential to the success of the Discount Management Policy. Accordingly, the Discount Management Policy will become effective only upon stockholder approval of the Proposed Agreement.

To further address stockholder concerns, on June 2, 2011, the Board also voted to approve in principal a one-time tender offer (the "Tender Offer") to repurchase up to 25% of its outstanding shares at up to 99% of NAV, subject to regulatory and other confirmations, to commence at a time following stockholder approval of the Proposed Agreement. The Tender Offer, if made, will be made on the terms, which may include payment in cash or in kind through delivery of the Fund's portfolio securities, and subject to the conditions to be determined by the Board and set forth in an Offer Notice and related Letter of Transmittal.

This proxy statement is not a recommendation, an offer to purchase or a solicitation to sell any securities of the Fund. The Tender Offer, if made, will be made only by an Offer Notice, a related Letter of Transmittal and other documents which will be filed with the Securities and Exchange Commission as exhibits to a tender offer statement on Schedule TO. If the Tender Offer is made, stockholders of the Fund should read the Offer Notice and tender offer statement on Schedule TO and related exhibits, as they will contain important information about the Tender Offer.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

DBSAM currently serves as the investment manager to the Fund and its principal office is located at 8 Cross Street, #08-01, PWC Building, Singapore 048424. DSTC serves as the administrator to the Fund and its principal office is located at One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and Directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. The Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORTS OF THE AUDIT COMMITTEES

At a meeting held on March 10, 2011, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2011. Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2010 were audited by PricewaterhouseCoopers LLP. The Fund's Audit Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 and SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2010 be included in the Fund's most recent annual report filed with the Securities and Exchange Commission.

Rahn K. Porter, Chairman of the Audit Committee
Austin C. Dowling, Member of the Audit Committee
Martin J. Gruber, Member of the Audit Committee
David G. Harmer, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal years ended October 31, 2010 and 2009 were $87,320 and $84,775, respectively. The fees billed for the fiscal year ended October 31, 2010 and 2009 included $8,110 and $7,875, respectively, related to reports on compliance with Rule 17f-2 of the Investment Company Act of 1940, which permits an affiliated person to act as custodian to the Fund.

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of the Fund's financial statements for the fiscal years ended October 31, 2010 and 2009 were $8,110 and $7,875, respectively.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2010 and 2009 were $10,970 and $10,650, respectively.

Other Fees

There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Fund for the fiscal years ended October 31, 2010 and 2009.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed the Fund fees for the fiscal years ended October 31, 2010 and 2009 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for the Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for the Fund that provide ongoing services to the Fund for the fiscal years ended October 31, 2010 and 2009 were $2,000 and $2,000, respectively.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to affiliates of the investment adviser and investment manager of the Fund is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of June 20, 2011. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
City of London Investment Group PLC 77 Gracechurch Street London, England EC3V 0AS	2,589,282(1)	25.97%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	798,789(2)	8.01%

(1)  The above information is based on a Schedule 13G filed with the Commission on February 10, 2011, which indicates that City of London Investment Group PLC has shared voting power and shared dispositive power with respect to its 2,589,282 shares.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 11, 2011, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 798,789 shares.

Security Ownership of Management. As of the Record Date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $4,000, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for the Fund are not received by August 4, 2011, the persons named as attorneys in the proxy card may propose one or more adjournments of the Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Fund's Meeting to be adjourned. The persons named as attorneys in the proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2012 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than February 28, 2012.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

By order of the Board of Directors,

/s/ John J. O'Keefe

John J. O'Keefe

Secretary

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
June 27, 2011

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ANNEX A

FORM OF MANAGEMENT AGREEMENT
THE SINGAPORE FUND, INC.
MANAGEMENT AGREEMENT
DATED AS OF

AGREEMENT between The Singapore Fund, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and Aberdeen Asset Management Asia Limited, a Singapore corporation ("AAMAL" or the "Investment Manager").

WHEREAS, the Fund is a closed-end management investment company; and

WHEREAS, the Fund engages in the business of investing its assets in the manner and in accordance with its stated current investment objective and restrictions;

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory services, as described herein;

WHEREAS, the Investment Manager represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.  Obligations.

1.1  The Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and will make investment decisions on behalf of the Fund including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Manager shall give the Fund the benefit of the Investment Manager's best judgment and efforts in rendering services under this Agreement.

1.2  The Fund will pay the Investment Manager a fee at the annual rate of 0.80% of the Fund's average weekly Managed Assets for the first $50 million of average weekly Managed Assets and 0.66% for average weekly Managed Assets in excess of $50 million. For purposes of this calculation, "Managed Assets" of the Fund shall mean total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. Such compensation shall be determined at the end of each week and payable at the end of each calendar month.

1.3  In rendering the services required under this Agreement, the Investment Manager may, at its expense, employ, consult or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Investment Manager may not retain any person or company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless (i) the Fund is a party to the contract with such person or company and (ii) such contract is approved by a majority of the Fund's Board of Directors and a majority of Directors who are not parties to any agreement or contract with such person or company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Investment Manager,

or any such person or company retained by the Investment Manager, and is approved by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act.

2.  Expenses. The Investment Manager shall bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager or its affiliates. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; listing expenses; fees of the Fund's Directors who are not interested persons (as defined in the 1940 Act) of any other party; out-of-pocket expenses for all Directors and officers of the Fund, including travel expenses incurred by the Investment Manager's employees or employees of the Investment Manager's affiliates, who serve as Directors and officers of the Fund, or a fraction thereof, to the extent such expenses relate to attendance at meetings of Directors and shareholders; and other expenses incurred by the Fund in connection with meetings of Directors and shareholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

3.  Liability. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

4.  Services Not Exclusive. It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager or any affiliate, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Investment Manager desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will be allocated among the Investment Manager's clients, including the Fund, in a manner that is fair and equitable in the judgment of the Investment Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

5.  Duration and Termination. This Agreement shall be effective as of the date first above written. If not sooner terminated, this Agreement continues for successive periods of twelve months thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's entire Board of Directors. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon at least sixty (60) days' written notice to the Investment Manager or by the Investment Manager upon at least ninety (90) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

6.  Representations of the Investment Manager. The Investment Manager is duly registered as an investment adviser under the Investment Advisers Act of 1940 and holds a Capital Markets Services Licence issued by with the Monetary Authority of Singapore, and will promptly advise the Fund of any change or prospective change in the status of those registrations.

7.  Proxy Voting. The Investment Manager may exercise or procure the exercise of any voting rights or other powers and discretion conferred on the registered holder or the beneficial owner of any securities in the Fund. Provided always that all voting rights attached to interests held in Oversea-Chinese Banking Corporation Limited and Hong Leong Finance Limited shall be retained with the Fund and the Fund shall instruct the custodian directly on all voting matters related therein.

8.  Miscellaneous.

8.1  This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act and any rules, regulations and orders thereunder.

8.2  This Agreement may not be amended by either party hereto without the prior written consent of the other party.

8.3  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

8.4  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to that extent, the provisions of this Agreement shall be deemed to be severable.

8.5  Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

8.6  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

THE SINGAPORE FUND, INC.
By:

Name:

Title:

ABERDEEN ASSET MANAGEMENT ASIA LIMITED
By:

Name:

Title:

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THE SINGAPORE FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders on
August 4, 2011

The undersigned stockholder of The Singapore Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Anthony Cambria, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 and IN FAVOR OF Proposal 2 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Proxy Statement dated June 27, 2011.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

THE SINGAPORE FUND, INC.

August 4, 2011

INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and proxy statement are available at

http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14193

Please sign, date and mail your proxy

card in the envelope provided as

soon as possible.

Please detach along perforated line and mail in the
envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1.	To elect Directors of the Fund.
NOMINEES:

☐	FOR ALL NOMINEES	¡ Martin J. Gruber	Class II

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ Richard J. Herring	Class II

☐	FOR ALL EXCEPT (See instructions below)	¡ Moritz A. Sell	Class III

INSTRUCTIONS:	To withhold authority to vote for an individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold, as shown here: •

2.	To approve an investment management agreement with Aberdeen Asset Management Asia Limited.

☐	FOR
☐	AGAINST
☐	ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space to the left.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:                            Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.